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                                                                EXHIBIT 10.10(h)



              AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT


        This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into on March 23, 1999 and effective as of December 1, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") on the one hand, and INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., Delaware corporation ("IRIS"), PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("New PSI"), and STATSPIN, INC., a Massachusetts corporation ("Statspin") ("Borrowers") on the other hand, in light of the following:

               FACT ONE: IRIS, Statspin, and Perceptive Scientific Instruments, Inc. ("Old PSI") and Foothill have previously entered into that certain Loan and Security Agreement, dated as of May 5, 1998 (the "Agreement").

               FACT TWO: Old PSI has been merged into a New PSI. New PSI is the surviving entity and pursuant to the terms of this Amendment will become a Borrower under the Agreement.

               FACT THREE: Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

               NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

               1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

               2.     AMENDMENTS.

                      (a) The introductory paragraph on page one of the Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

"THIS LOAN AND SECURITY AGREEMENT (THIS "AGREEMENT"), is entered into as of May 5, 1998, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation ("IRIS"), with its chief executive office located at 9162 Eton Avenue, Chatsworth, California 91311, PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("PSI"), with its chief executive office at 2525 South Shore Boulevard, No. 100, League City, Texas 77573 and STATSPIN, INC., a Massachusetts corporation ("StatSpin"), with its chief executive office located at 85 Morse Street, Norwood, Massachusetts 02062, on the other hand."



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                      (b) Section 7.3 of the Agreement is hereby amended by
inserting the following at the end of such section:

                             "Provided, however that Foothill agrees to allow
the merger of Perceptive Scientific Instruments, Inc. into PSI."

               3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof, except as identified in Schedule 3.1.

               4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof, except as identified in Schedule 4.1 for which waivers have been requested.

               5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

               (a) Receipt by Foothill of an executed copy of the following:

                    (i) An executed copy of this Amendment;

                    (ii) An executed copy of the Amendment to Copyright Security Agreement;

                    (iii) An executed copy of the Amendment to Intellectual Property Security Agreement;


                    (iv) An executed copy of the Amendment Number One to Security Agreement-Stock Pledge; and


                    (v) Signed financing statements for the states of Texas, Massachusetts, and California reflecting New PSI as Debtor and Foothill as Secured Party.

               6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

               7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

               8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such



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counterparts, taken together, shall constitute but one and the same Amendment.
This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                       FOOTHILL CAPITAL CORPORATION,
                       a California corporation


                       By: /s/ STEPHEN SCHWARTZ
                          -------------------------------------------------
                       Title: Assistant Vice President
                             ----------------------------------------------


                       INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation


                       By: /s/ MARTIN S. McDERMOT
                          -------------------------------------------------
                       Title: Vice President - Finance and Administration
                             ----------------------------------------------
                              and Chief Financial Officer
                             ----------------------------------------------


                       STATSPIN, INC.,
                       a Massachusetts corporation


                       By: /s/ MARTIN S. McDERMOT
                          -------------------------------------------------
                       Title: Vice President and Chief Financial Officer
                             ----------------------------------------------


                       PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC,
                       a Delaware limited liability company

                       By: Statspin, Inc., a Massachusetts corporation, Its sole Member


                               By: /s/ MARTIN S. McDERMOT
                                  ----------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ------------------------------------------



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